                                                                   EXHIBIT 10.19

                            MULTIMEDIA GAMES, INC.

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated to be
                                               ---------
effective as of the closing of the Bridge Offering (as defined below), by and among MULTIMEDIA GAMES, INC., a Texas corporation (the "Company"), each Holder
                                                        -------
(as defined below) and WALSH, MANNING SECURITIES, INC., as a Holder and as Agent for the Holders,

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company (the "Bridge Offering") 16 Units,
                                                  ---------------
each Unit consisting of (i) a promissory note of the Company in the principal amount of $50,000 (each a "Note" and collectively, the "Notes"), and (ii) 22,500
                           ----                         -----
Redeemable Common Stock Purchase Warrants (collectively the "Bridge Warrants"),
                                                             ---------------
each entitling the holder thereof to purchase one share of Common Stock (collectively the "Bridge Warrant Shares");
                   ---------------------

     WHEREAS, the Notes are, under certain circumstances, convertible into units (a "Conversion Unit") at the rate of one Conversion Unit for each $3.00
    ---------------
principal amount of Note so converted, each Conversion Unit consisting of one share of Common Stock (collectively, the "Conversion Stock") and one redeemable
                                          ----------------
Common Stock Purchase Warrant (collectively the "Conversion Warrants"), each
                                                 -------------------
entitling the holder thereof to purchase one share of Common Stock (collectively the "Conversion Warrant Shares")
     -------------------------

     WHEREAS, in connection with the Bridge Offering, the Company has issued to the Agent 173,310 Redeemable Common Stock Purchase Warrants (collectively the "Bridge Placement Warrants") each entitling the holder thereof to purchase one
- --------------------------
share of Common Stock (collectively the "Bridge Placement Warrant Shares");
                                         -------------------------------

     WHEREAS, the Company is contemplating a private offering (the "Offering")
                                                                    --------
of units, each unit consisting of (i) 16,667 shares of Common Stock (collectively the "Offering Stock", and (ii) 16,667 Redeemable Common Stock
                   --------------
Purchase Warrants (collectively the "Offering Warrants"), each entitling the
                                     -------- --------
holder thereof to purchase one share of Common Stock (collectively the "Offering
                                                                        --------
Warrant Shares");
- --------------

     WHEREAS, in connection with the Offering, the Company contemplates issuing to the Agent 350,000 Redeemable Common Stock Purchase Warrants (collectively the "Offering Placement Warrants") each entitling the holder thereof to purchase one
 ---------------------------
share of Common Stock (collectively the "Offering Placement Warrant Shares");
                                         ---------------------------------

     WHEREAS, the Company is willing to register the Registerable Securities under the 1933 Act upon the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                              Certain Definitions
                              -------------------

     For the purposes of this Agreement, the following terms have the following meanings:

          "Affiliate", with respect to any Person, means any other Person
           ---------
     directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, "control" (including
                                                          -------
     with correlative meanings, the terms "controlling", "controlled by" or
                                           -----------    -------------
     "under common control with"), as used with respect to any Person, shall
      -------------------------
     mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Beneficial owner" or "beneficially own" has the meaning given such
           ----------------      ----------------
     term in Rule 13d-3 under the 1934 Act.

          "Business Day" means any day, excluding Saturday, Sunday and any
           ------------
     other day on which commercial banks in Boston, Massachusetts or New York, New York are authorized or required by law to close.

          "Commission" means the Securities and Exchange Commission, and any
           ----------
     successor commission or agency having similar powers.

          "Common Stock" means the shares of Common Stock, $.01 par value, of
           ------------
     the Company.

          "Holder" means the Holder, any Permitted Transferee of a Holder (and
           ------
     any subsequent Permitted Transferee) that, in each case, holds Registrable Securities.

          "1933 Act" means the Securities Act of 1933, as amended, and the
           --------
     rules and regulations thereunder.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, and
           --------
     the rules and regulations thereunder.

          "Permitted Transferee" means any Person that (i) shall be the
           --------------------
     registered owner of Registerable Securities in accordance with the terms thereof, and (ii) shall have executed and delivered to the Company an executed counterpart of this Agreement and shall have agreed to be bound hereunder in the same manner and to the same extent as the Holder is bound hereunder.

          "Person" means an individual, a partnership, a joint venture, a
           ------
     corporation, an association, a trust, an individual retirement account or any other entity or organization, including a government or any department or agency thereof.

          "Registrable Securities" means the Bridge Warrants, the Bridge Warrant
           ----------------------
     Shares, the Bridge Placement Warrants, the Bridge Placement Warrant Shares, the Conversion Stock, the Conversion Warrants, the Conversion Warrant Shares, the Offering Stock, the Offering Warrants, the Offering Warrant Shares, the Offering Placement Warrants and the Offering Placement Warrant Shares, in each case as adjusted pursuant to the provisions of the applicable instrument evidencing such securities. Registrable Securities shall cease to be Registrable Securities when (i) a registration statement (other than a registration statement on Form S-8) with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of under such registration statement,
     (ii) they shall have been distributed to the public pursuant to Rule 144,
     (iii) they shall have been otherwise transferred or disposed of other than to a Permitted Transferee, or (iv) any transfer or disposition of them to the public shall not require their registration or qualification under the 1933 Act or any similar state law then in force, or (v) they shall have ceased to be outstanding.

          "Registration Expenses" means all out-of-pocket expenses incident to
           ---------------------
     the Company's performance of or compliance with Article II of this Agreement, including, without limitation, all registration and filing fees (including filing fees with respect to the National Association of Securities Dealers, Inc.), all fees and expenses of complying with state securities or "blue sky" laws (including reasonable fees and disbursements of underwriters' counsel in connection with any "blue sky" memorandum or survey), all printing expenses, all listing fees, all registrars' and transfer agents' fees, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance; provided that, "Registration Expenses"
                                         -------------
     shall not include underwriting
     discounts and disbursements of counsel commissions and applicable transfer taxes, if any, and any fees and retained by the Holders of Registrable Securities being registered, which shall be borne by the sellers of the Registrable Securities being registered in all cases.

          "Rule 144" means Rule 144 (or any successor provision) under the 1933
           --------
     Act.

          "Rule 144 Transaction" means any Sale of Shares made in reliance upon
           --------------------
     Rule 144 (as in effect on the date hereof) that complies with paragraphs
     (e), (f) and (g) thereof (as in effect on the date hereof), regardless of whether at the time of such Sale the seller is entitled to rely upon paragraph (k) of Rule 144 in connection with the Sale of such Shares.

          "Share" means any share of Common Stock and, unless the context
           -----
     otherwise requires, any Bridge Warrant Shares and Warrant Shares. Share shall also mean any equity securities received in exchange for or with respect to the Common Stock by way of merger, consolidation, exchange, stock dividend or reorganization or recapitalization involving the Company in which the Company is the surviving or resulting entity.

          "Warrants" means, collectively, the Bridge Warrants, the Bridge
           --------
     Placement Warrants, the Offering Warrants, the Offering Placement Warrants and the Conversion Warrants.

                                  ARTICLE II

                              Registration Rights
                              -------------------

     SECTION 2.1  Registration Upon Demand.
                  ------------------------

     (a) At any time after the later of (i) six months from the date of this Agreement, or (ii) if the Offering is consummated, six months from the date of final closing of the Offering, the Agent on behalf of the Holders or the Holders of a majority in interest of the Registerable Securities, may make a written demand of the Company for registration with the Commission under and in accordance with the provisions of the 1933 Act of all or part of their Registrable Securities (a "Demand Registration"); provided, however, that the
                           -------------------    --------  -------
Company need only effect one Demand Registration. Such request shall specify the aggregate number of the Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. Within ten (10) days after receipt of such request, the Company shall give written notice (the "Notice") of such registration request to all other Holders stating that the
- -------
Company will include in such registration all Registrable Securities as to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the giving of the Notice. Each Notice shall also specify the number of Registrable Securities requested to be registered and the intended method of disposition thereof. Within five (5) Business Days after the expiration of such twenty (20) Business Days, the Company will notify all the Holders to be included in such registration of the other Holders and the number of Registrable Securities requested to be included therein.

     (b)  Participation by Other Parties.  No Person other than a Holder shall
         ------------------------------
be permitted to offer any securities under any Demand Registration unless (x) such Person is entitled to exercise "piggyback" or incidental registration rights pursuant to an existing contractual commitments with the Company and (y) if such contractual commitments permit, the Holders participating in such Demand Registration and their underwriters, if any, in their sole discretion, determine that such Demand Registration can accommodate such additional participation.

     (c)  Effective Registration and Expenses.  The Company shall use its best
          -----------------------------------
efforts to cause any registration made pursuant to this Section 2.1 to be declared effective as soon as possible; provided that, the Agent or the Holders
                                        -------------
of a majority in interest of the Registerable Securities to be included in such registration may, by written notice to the Company prior to such registration being declared effective, withdraw such demand without prejudice to any future demand made by the Agent or such Holders pursuant to this Section 2.1. A registration will not count as a Demand Registration until it has become effective and has remained effective for the longer of (i) such time as the Warrants are no longer outstanding, or (ii) a Holder has disposed of its Registerable Securities pursuant to such registration, or (iii) nine (9) months from the effective date of such registration. The Company shall pay all Registration Expenses in connection with a registration made pursuant to this
Section 2.1, whether or not such registration becomes effective or Registrable Securities are sold thereunder.

     (d)  Selection of Underwriters.  If any Demand Registration is an
          -------------------------
underwritten offering, the Agent or the Holders holding a majority of the Registrable Securities to be registered by the Holders may, at their option, select and obtain the investment banker or bankers and managing underwriter or underwriters that will administer the offering, such investment banker or bankers and managing underwriter or underwriters to be reasonably satisfactory to the Company.

     SECTION 2.2.  Incidental Registration.
                   -----------------------

     (a) If the Company at any time proposes to register for its own account or for the account of a selling shareholder, securities under the 1933 Act on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the 1933 Act, it will each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, whether or not such registration will be in connection with an underwritten offering of its Common Stock and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting). Upon the written request of any such Holder of Registrable Securities delivered to the Company within 20 days after such notice shall have been given to such Holder (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the 1933 Act, as expeditiously as is reasonable, of all Registrable Securities that the Company has been so requested to register by the Holders of Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, however,
                                                              --------  -------
that:

          (i) if, at any time after giving such written notice of its intention to register any of such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities that has requested to register Registrable Securities and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith to the extent provided in Section 2.1(b));

          (ii) if the registration so proposed by the Company involves an underwritten offering of the securities to be registered and the managing underwriter thereof advises the Company that, in its opinion, the number of securities proposed to be included in such offering by the Company and the number of shares of Registrable Securities proposed to be included in such offering by the Holder or Holders thereof should be limited due to market conditions, the Company may require, by written notice to each such Holder that, to the extent necessary to meet such limitation on the number of shares of Registrable Securities that the Holders are permitted to sell, all Holders of Registrable Securities proposing to sell shares of Registrable Securities in such offering shall share pro rata in the number of shares of Registrable Securities to be excluded from such offering, such sharing to be based on the respective numbers of shares of Registrable Securities as to which registration has been requested by such Holders. To the extent any Registerable Securities are required to be excluded from such underwritten offering (the "Excluded Securities"), such Excluded
                                      -------------------
Securities shall nevertheless be included in such registration for sale to the public (but shall not be a part of the securities sold to the underwriter of such offering) and the Holders shall agree not to offer or sell the Excluded Securities for a period of 90 days following the effective date of any such registration; provided further, that such 90 day period shall be reduced to such
              ----------------
shorter period as shall be necessary to enable the Holder to exercise the Warrant and sell the underlying warrant shares prior to any redemption of the Warrant pursuant to the terms thereof.

          (iii) the Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.2 that is incidental to the registration of any of its securities in connection with any merger, acquisition, exchange offer, dividend reinvestment plan or stock option or other employee benefit plan.

          (iv) the company shall maintain the effectiveness of any registration of Registerable Securities effected pursuant to this Section 2.2 until the Bridge Warrants and the Warrants are no longer outstanding.

     (b) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities effected by it pursuant to this Section 2.2.

     SECTION 2.3  Registration Procedures.
                  -----------------------

     (a) If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the 1933 Act as provided in Section 2.1 and 2.2, the Company will as expeditiously as is reasonable:

          (i) subject to the terms and conditions of this Agreement, use its best efforts to cause such registration statement to become effective;

          (ii) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of (A) such time as all such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (B) the expiration of 270 days from the date such registration statement first becomes effective;

          (iii) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

          (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things that may be necessary to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to
           -----------
qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (v) immediately notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law;

          (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security Holders, as soon as reasonably practicable, an earnings or financial statement which shall satisfy the provisions of Section 11(a) of the 1933 Act;

          (vii) use its best efforts to list such securities (including the Warrants) on NASDAQ and each securities exchange on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

          (viii) issue to any underwriter to which any Holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing shares of Common Stock or Warrants without any restrictive legends. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

     (b) If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of a Holder or Holders of Registrable Securities, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 2.5.

     (c) If any registration shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees (whether or not such Holder has registered Shares in such offering), if so required by the managing underwriters, not to effect any public sale or distribution (including any sale pursuant to Rule 144) of Registrable Securities (other than as part of such underwritten public offering) within 7 days prior to the effective date of the registration statement with respect to such underwritten public offering or 120 days after the effective date of such registration statement (which 120-day period shall be extended to 180 days at the request of the managing underwriter selected by the Company).

     (d) The Company agrees, if so required by the managing underwriters in connection with an underwritten offering of Registrable Securities, not to effect any public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such equity securities during the 7 days prior to and the 120 days after the effective date of any registration statement with respect to such underwritten public offering, except as part of such underwritten offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

     (e) It is understood that in any underwritten offering of Registrable Securities in addition to the shares (the "initial shares") the underwriters
                                           --------------
have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase a number of additional shares (the "option
                                                                       ------
shares") equal to up to 15% of the initial shares (or such other maximum amount
- ------
as the National Association of Securities Dealers, Inc. may then permit), solely to cover over-allotments. Shares proposed to be sold by the Company and the Holders shall be allocated between initial shares and option shares as agreed or, in the absence of agreement, pro rata in relation to the number of initial shares sold by each.

     SECTION 2.4. Preparation; Reasonable Investigation.
                  -------------------------------------

     In connection with the preparation and filing of each registration statement registering Registrable Securities under the 1933 Act, the Company will give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued a report on its financial statements as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the holders registering Registrable Securities in such registration and by their counsel.

     SECTION 2.5. Indemnification.
                  ---------------

     (a) In the event of any registration of any Registerable Securities under the 1933 Act, the Company will, and hereby does, indemnify and hold harmless, the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities, each officer and director of each such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any losses, claims, damages, liabilities and expenses, including legal and other expenses incurred in investigating and defending any such claim, joint or several, to which such seller or any such director or officer or participating or controlling Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding or (iii) any violation of any rule or regulation promulgated under the 1933 Act or any other applicable federal or state securities law and relating to any action or inaction of the Company in connection with such registration; provided, however, that the
                                              --------  -------
Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof by such seller or underwriter, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

     (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from (i) the prospective seller of such securities, to indemnify and hold harmless the Company in the same manner and to the same extent as set forth in Section 2.5(a) to the extent that the Company incurs any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof by such prospective seller, except that any such prospective seller
                                    -----------
shall not in any event be liable to the Company pursuant thereto for an amount in excess of the net proceeds of sale of such prospective seller's Registrable Securities so to be sold) the Company, each such underwriter of such securities, each officer and director of each such underwriter and each other Person, if any, who controls the Company or any such underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, and (ii) each such underwriter of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.6(a)) the Company, each officer and director of the Company, each prospective seller, each officer and director of each prospective seller (and, if such prospective seller is a portfolio or investment fund, its investment advisors and the directors and officers thereof) and each other Person, if any, who controls the Company or any such prospective seller within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by such prospective seller or such underwriter, as the case may be, to the Company for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding (including any governmental investigation) involving a claim referred to in Section 2.5(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to
             --------  -------
give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding provisions of this Section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case, the indemnifying party shall not be liable for the fees and expenses of more than one counsel for all sellers of Registrable Securities, or more than one counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. The indemnifying party shall not, without the consent of the indemnified party, settle or compromise any claim or consent to the entry of any judgment which settlement, compromise or judgment would materially and adversely affect the indemnified party other than as a result of money damages or other money payments; provided, that, if the indemnified party shall fail or
                         --------  ----
refuse to consent to such settlement, compromise or judgment proposed by the indemnifying party and approved by the person asserting such claim, and a judgment thereafter shall be entered or a settlement or compromise thereafter shall be effected on terms less favorable in the aggregate to the indemnified party than the settlement, compromise or judgment so proposed, the indemnifying party shall have no liability with respect to money or other damages in excess of those provided for in the settlement, compromise or judgment so proposed or any costs or expenses related to such claim arising after the date such settlement, compromise or judgment was so proposed.

     SECTION 2.6. Contribution.
                  ------------

     If the indemnification provided for in Section 2.5 is unavailable to the indemnified party or parties in respect of any losses, claims, damages or liabilities referred to therein, then each such indemnified party and the Company shall contribute to the amount of such losses, claims, damages or liabilities (a) as between the Company and the Holders of Registrable Securities covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (b) as between the Company, on the one hand, and each Holder of Registrable Securities covered by a registration statement, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Holders bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Company and such Holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Holders or by the underwriters. The relative fault of the Company, on the one hand, and of each such Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 2.6 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.6, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the

Registrable Securities of such Holder were offered to the public exceeds the amount of any damages that such Holder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute pursuant to this Section 2.5 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all Holders and not joint.

     SECTION 2.7  Nominees of Beneficial Owners.
                  -----------------------------

     In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                                  ARTICLE III

                                 Miscellaneous
                                 -------------

     SECTION 3.1. Termination.  This Agreement shall terminate on the fifth
                  -----------
anniversary of the execution and delivery hereof.

     SECTION 3.2. Representations.  Each of the parties hereto represents that
                  ---------------
this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3.3. Certain Remedies.  Without intending to limit the remedies
                  ----------------
available to any of the parties hereto, each of the parties hereto agrees that damages at law will be an insufficient remedy in the event such party violates the terms hereof and each of the parties hereto further agrees that each of the other parties hereto may apply for and have injunctive or other equitable relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, any of such party's agreements set forth herein.

     SECTION 3.4. Amendments and Waivers.  Any term of this Agreement may be
                  ----------------------
amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and a majority in interest of the holders of the Registrable Securities. Each Holder shall be bound by any amendment or waiver authorized by this Section 3.4, whether or not such Holder shall have consented thereto.

     SECTION 3.5. Notices.  All notices and other communications provided for
                  -------
herein shall be in writing and shall be delivered by telecopy, by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to any Holder, to such Holder at such address as such Holder shall have specified in writing to the party giving any such notice or sending any such communication), and, if to the Company, to Multimedia Games, Inc., 7335 South Lewis Avenue, Tulsa, Oklahoma 74136, Attention: Vice President-Finance, (or to such other address as the Company shall have specified in writing to the party giving any such notice or sending any such communication). All such notices shall be conclusively deemed to be received and shall be effective, (i) if sent by hand delivery, upon receipt, (ii) if sent by telecopy, upon dispatch thereof, or (iii) if sent by registered or certified mail, on the third day after the day on which such notice is mailed.

     SECTION 3.6. Benefit; Successors and Assigns.  Except as otherwise provided
                  -------------------------------
herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that this Agreement shall not inure to the benefit of any
- --------  -------
Permitted Transferee unless such Permitted Transferee shall have executed and delivered to the Company an executed counterpart of this Agreement and shall have agreed to be bound hereunder in the same manner and to the same extent as Holder is bound hereunder. Holder may not assign any of its rights hereunder to any Person other than a Permitted Transferee that has complied with the requirements of the preceding sentence in all respects. Nothing in this Agreement either express or implied is intended to confer on any person other than the parties hereto and their respective successors and permitted assigns, any rights, remedies or obligations under or by reason of this Agreement.

     SECTION 3.7  Attorneys' Fees.  In any action or proceeding brought to
                  ---------------
enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and expenses in addition to any other available remedy.

     SECTION 3.8. Miscellaneous.  This Agreement sets forth the entire agreement
                  -------------
and understanding among the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, regardless of any investigation made by any party hereto or on such party's behalf. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Oklahoma without regard to the conflict of laws provisions thereof. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories thereunto duly authorized as of the day and year first above written.

                              MULTIMEDIA GAMES, INC.


                              By: ____________________________

                              HOLDER


                              By:_____________________________


                              Address: